UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2015

Date of reporting period: June 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.15

SEMI-ANNUAL REPORT

ALLIANCEBERNSTEIN INCOME FUND
(NYSE: ACG)

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

August 14, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2015. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objectives and Policies

The investment objective of the Fund is high current income consistent with preservation of capital.

The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by nongovernmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 4-5 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 64-66.

Proposed Acquisition of Assets of the Fund by AB Income Fund, a New Series of AB Bond Fund, Inc.

On August 6, 2015, the Fund announced that its Board of Directors had approved a proposed acquisition of its assets, and the assumption of its liabilities, by AB Income Fund (“Income Fund”), a newly-formed series of AB Bond Fund, Inc., an open-end registered investment company (the “Acquisition”). The Acquisition requires the approval of the Fund’s shareholders and a Special Meeting of Shareholders of the Fund (the “Special Meeting”) is scheduled to be held on February 1, 2016 to solicit the vote of shareholders on the Acquisition. The close of business on October 28, 2015 has been fixed as the record date for the Special Meeting or any adjournment or postponement thereof.

Each of the Fund and Income Fund is advised by AllianceBernstein L.P. (the “Adviser”). Income Fund will have the same investment objective as the Fund. Like the Fund, Income Fund will normally invest at least 80% of its net assets in income-producing securities. The most significant difference between the Fund and Income Fund is that while the Fund invests at least 65% of its assets in securities issued by the U.S. government, Income Fund will invest at least 65% of its assets in securities of U.S. and foreign governments. The broader investment policy of the Income Fund should provide the investment flexibility to better manage duration and credit risk. To limit the risk of this broader investment policy, the Income Fund

ALLIANCEBERNSTEIN INCOME FUND •	1

will have an additional policy to invest at least 65% of its assets in securities denominated in U.S. dollars. Income Fund will be managed by the same portfolio managers as the Fund.

If the Acquisition is approved by the Fund’s shareholders, the Fund’s assets will be acquired, and its liabilities will be assumed, by Income Fund, and shareholders will receive Advisor Class shares of Income Fund which will have an aggregate net asset value equal to the aggregate net asset value of the shareholder’s holding in the Fund. A redemption fee of 0.75% will be imposed on redemptions of Advisor Class shares for three months after the Acquisition to defray the costs of increased redemptions expected to occur after the Acquisition. The Fund would then be de-registered as a registered investment company, dissolved, and its shares delisted from the New York Stock Exchange. If approved by the Fund’s shareholders, the Acquisition is expected to be completed in the first quarter of 2016.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Barclays U.S. Aggregate Bond Index, for the six- and 12-month periods ended June 30, 2015.

The Fund outperformed its benchmark for both periods. Sector selection contributed positively for both periods, relative to the benchmark. For the six-month period, an overweight to commercial mortgage obligations and non-investment grade corporates con-

tributed to returns; during the 12-month period, an overweight to non-investment grade corporates and emerging market corporates detracted from performance. Security selection contributed for the six-month period, yet detracted for the 12-month period. Currency positioning contributed to returns for the 12-month period yet detracted for the six-month period, mainly from a long U.S. dollar position against a short Australian dollar, euro and New Zealand dollar. Yield curve positioning contributed to performance for both periods, specifically an underweight to the 20-year part of the yield curve paired with a slight overweight to the 10-year part of the curve.

The Fund utilized derivatives including Treasury futures and purchased options for hedging purposes, which added to returns for the six-month period and detracted for the 12-month period, in absolute terms; credit default swaps and interest rate swaps for hedging and investment purposes had an immaterial impact during the six-month period and detracted for the 12-month period; currency forwards for hedging and investment purposes detracted during the six-month period and added for the 12-month period; and written options for hedging purposes had an immaterial impact for the six-month period and added for the 12-month period. The Fund utilized leverage through reverse repurchase agreements at favorable rates, and was able to reinvest the proceeds into higher-yielding securities; leverage contributed positively for both periods.

2	• ALLIANCEBERNSTEIN INCOME FUND

Market Review and Investment Strategy

Bond markets were volatile for both periods, as growth trends and monetary policies in the world’s biggest economies headed in different directions. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and emerging market debt, and complicated efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015 but remained well below where they were in 2014. Economic fundamentals remained challenging in many emerging market countries. China’s central bank, faced with a slowing economy and volatile domestic markets, cut interest rates in June for the fourth time in several months.

Developed-market government bond yields were near multiyear lows in April. The yield on the benchmark 10-year German Bund was just slightly above zero and appeared headed for negative territory. Over the next two months, prices plunged and yields increased. In late June, they retraced some of that ground as Greece’s debt crisis worsened and the prospect of default added a new dose of volatility to financial markets.

Credit fundamentals remained generally solid, and the Fund’s Investment Management Team continues to look for opportunities in periods of volatility, while emphasizing the importance of security selection. The team cautions against the reach for yield, and remains selective in the Fund’s exposure to CCC-rated bonds. The Fund’s high yield holdings are well diversified at the country, sector and issuer levels.

Share Repurchase Program

On June 25, 2014, the Fund announced that its Board of Directors had authorized the Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period.

Through June 25, 2015, the Fund had repurchased 27,076,089 of its shares of common stock in open market transactions (approximately 11.15% of its outstanding shares as of June 25, 2014). The share repurchase program expired on June 25, 2015.

ALLIANCEBERNSTEIN INCOME FUND •	3

DISCLOSURES AND RISKS

AllianceBernstein Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.abglobal.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 71-72.

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through engaging in reverse repurchase agreements and may also utilize other techniques such as dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the return on the leveraged portion of the Fund’s investment portfolio. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate payable by the Fund on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment-grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2015 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)	2.04%	4.40%

Barclays U.S. Aggregate Bond Index	-0.10%	1.86%

The Fund’s market price per share on June 30, 2015 was $7.44. The Fund’s NAV price per share on June 30, 2015 was $8.32. For additional Financial Highlights, please see pages 69-70.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,796.7

*	All data are as of June 30, 2015. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represents 0.4% or less in the following types: Asset-Backed Securities, Governments—Sovereign Agencies, Governments—Soverign Bonds, Investment Companies, Mortgage Pass-Throughs and Preferred Stocks.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO SUMMARY

June 30, 2015 (unaudited)

*	All data are as of June 30, 2015. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries: Australia, Barbados, Belgium, Dominican Republic, El Salvador, Guatemala, Italy, Ivory Coast, Jamaica, Morocco, Netherlands, Norway, Pakistan, South Africa, Spain, Sri Lanka, Sweden, Venezuela and Zambia.

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 105.6%
Brazil – 2.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17-1/01/25	BRL	148,570	$44,428,292

United States – 103.1%
U.S. Treasury Bonds 3.125%, 8/15/44	U.S.$	76,388	76,513,353
5.375%, 2/15/31		1,961	2,636,166
6.25%, 5/15/30(a)		250,000	360,742,250
6.375%, 8/15/27(a)		260,000	366,376,660
6.50%, 11/15/26(a)		183,000	257,400,846
8.00%, 11/15/21		27,000	36,855,000
8.75%, 8/15/20		39,500	53,275,625
U.S. Treasury Notes 1.125%, 3/31/20		13,000	12,717,653
1.25%, 1/31/20		33,000	32,556,546
2.125%, 8/31/20(a)		150,000	153,199,200
2.125%, 8/15/21		21,000	21,236,250
2.375%, 12/31/20		23,080	23,792,226
3.125%, 5/15/21(a)		95,000	101,612,855
3.50%, 5/15/20		27,608	30,025,853
3.625%, 2/15/21(a)(b)		295,000	323,647,155

			1,852,587,638

Total Governments – Treasuries (cost $1,850,691,254)			1,897,015,930

CORPORATES – NON-INVESTMENT GRADE – 13.3%
Industrial – 11.0%
Basic – 1.0%
ArcelorMittal 7.50%, 3/01/41		676	662,480
7.75%, 10/15/39		1,846	1,836,770
Arch Coal, Inc. 7.00%, 6/15/19		2,100	304,500
Cliffs Natural Resources, Inc. 8.25%, 3/31/20(c)		1,759	1,662,255
Commercial Metals Co. 7.35%, 8/15/18		2,644	2,862,130
Lundin Mining Corp. 7.50%, 11/01/20(c)		1,138	1,226,195
7.875%, 11/01/22(c)		1,500	1,605,000
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/28(c)(d)		2,121	890,820
Novelis, Inc. 8.75%, 12/15/20		837	885,127

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Thompson Creek Metals Co., Inc. 7.375%, 6/01/18(a)	U.S.$	4,398	$3,606,360
TPC Group, Inc. 8.75%, 12/15/20(c)		827	764,975
Univar, Inc. 6.75%, 7/15/23(c)		1,666	1,682,660

			17,989,272

Capital Goods – 0.7%
Apex Tool Group LLC 7.00%, 2/01/21(c)		1,955	1,739,950
Berry Plastics Corp. 5.125%, 7/15/23		1,536	1,497,600
Bombardier, Inc. 4.75%, 4/15/19(c)		3,450	3,355,125
7.50%, 3/15/25(c)		2,438	2,212,485
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21		690	731,400
Sealed Air Corp. 6.875%, 7/15/33(c)		1,486	1,500,860
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		862	940,657

			11,978,077

Communications - Media – 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22		2,079	2,047,815
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(a)		678	622,065
DISH DBS Corp. 5.875%, 11/15/24		3,303	3,172,944
Hughes Satellite Systems Corp. 7.625%, 6/15/21		3,111	3,422,722
Intelsat Jackson Holdings SA 7.25%, 4/01/19		4,231	4,294,465
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(c)		3,243	3,275,430
Quebecor Media, Inc. 5.75%, 1/15/23		2,145	2,139,638
Time, Inc. 5.75%, 4/15/22(c)		2,285	2,210,738
Unitymedia GmbH 6.125%, 1/15/25(c)		2,749	2,872,705
Univision Communications, Inc. 5.125%, 5/15/23(c)		3,295	3,196,150
UPCB Finance IV Ltd. 5.375%, 1/15/25(c)		2,700	2,577,150

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgin Media Finance PLC 5.25%, 2/15/22	U.S.$	2,246	$2,144,930

			31,976,752

Communications - Telecommunications – 0.8%
Altice SA 7.75%, 5/15/22(c)		1,342	1,298,385
Columbus International, Inc. 7.375%, 3/30/21(c)		3,872	4,157,560
Frontier Communications Corp. 6.25%, 9/15/21		3,000	2,730,000
Numericable-SFR SAS 6.25%, 5/15/24(c)		766	753,553
Sprint Corp. 7.625%, 2/15/25		2,635	2,483,487
Windstream Services LLC 7.50%, 4/01/23(a)		2,000	1,745,000
7.75%, 10/01/21		1,070	979,050

			14,147,035

Consumer Cyclical - Automotive – 0.4%
Affinia Group, Inc. 7.75%, 5/01/21		238	248,710
Exide Technologies Series AI 7.00%, 4/30/25(e)(f)(g)		2,249	1,922,695
11.00%, 4/30/20(h)		5,143	4,333,079

			6,504,484

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment, Inc. 5.75%, 6/15/25(c)		1,692	1,658,160

Consumer Cyclical - Other – 0.4%
International Game Technology PLC 6.25%, 2/15/22(c)		2,605	2,487,775
6.50%, 2/15/25(c)		350	323,750
MGM Resorts International 6.625%, 12/15/21		744	777,480
6.75%, 10/01/20		1,700	1,802,000
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(c)		697	702,228
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875%, 4/15/23(c)		2,018	1,997,820

			8,091,053

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.6%
American Tire Distributors, Inc. 10.25%, 3/01/22(c)	U.S.$	3,855	$4,115,213
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(c)(g)		1,973	1,588,265
Family Tree Escrow LLC 5.75%, 3/01/23(c)		2,475	2,586,375
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22		1,870	2,000,900

			10,290,753

Consumer Non-Cyclical – 1.9%
Air Medical Merger Sub Corp. 6.375%, 5/15/23(c)		2,407	2,262,580
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		3,286	3,466,730
ConvaTec Finance International SA 8.25% (8.25% Cash or 9.00% PIK), 1/15/19(c)(g)		3,860	3,792,450
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6.00%, 7/15/23(c)		1,434	1,466,265
Holding Medi-Partenaires SAS 7.00%, 5/15/20(c)	EUR	1,750	2,067,031
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(c)	U.S.$	2,000	2,130,000
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		4,000	4,270,080
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(c)		653	633,410
Post Holdings, Inc. 6.00%, 12/15/22(c)		869	836,413
7.375%, 2/15/22		705	717,338
PRA Holdings, Inc. 9.50%, 10/01/23(c)		2,231	2,493,142
Smithfield Foods, Inc. 5.875%, 8/01/21(c)		2,597	2,681,402
Spectrum Brands, Inc. 5.75%, 7/15/25(c)		2,897	2,940,455
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23(c)		384	389,760
Valeant Pharmaceuticals International, Inc. 5.875%, 5/15/23(c)		1,130	1,158,250
6.125%, 4/15/25(c)		3,277	3,375,310

			34,680,616

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 2.2%
Antero Resources Corp. 5.375%, 11/01/21	U.S.$	792	$760,320
Berry Petroleum Co. LLC 6.375%, 9/15/22		3,107	2,423,460
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		640	606,400
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		1,374	1,140,420
Denbury Resources, Inc. 4.625%, 7/15/23		2,591	2,176,440
5.50%, 5/01/22		2,257	2,014,373
Energy XXI Gulf Coast, Inc. 11.00%, 3/15/20(c)		2,102	1,839,250
Golden Energy Offshore Services AS 8.74%, 5/28/17(e)(i)	NOK	7,624	529,920
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20	U.S.$	2,196	2,190,510
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		2,737	2,483,827
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, 12/01/21		3,090	2,502,900
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(c)		1,300	1,241,500
Offshore Group Investment Ltd. 7.125%, 4/01/23		3,068	1,871,480
Paragon Offshore PLC 6.75%, 7/15/22(c)		849	280,170
7.25%, 8/15/24(c)		3,230	1,049,750
Rosetta Resources, Inc. 5.875%, 6/01/24		1,322	1,424,455
Sabine Pass Liquefaction LLC 5.625%, 3/01/25(c)		2,036	2,015,640
SandRidge Energy, Inc. 7.50%, 2/15/23		1,259	532,179
SM Energy Co. 5.625%, 6/01/25		946	936,351
Southern Star Central Corp. 5.125%, 7/15/22(c)		2,000	2,030,000
Tervita Corp. 8.00%, 11/15/18(c)		3,547	3,227,770
Transocean, Inc. 6.50%, 11/15/20(a)		2,700	2,500,875
7.50%, 4/15/31		2,200	1,760,000

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Whiting Petroleum Corp. 6.25%, 4/01/23(c)	U.S.$	2,789	$2,795,972

			40,333,962

Other Industrial – 0.2%
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(c)		3,300	3,373,557

Services – 0.2%
Service Corp. International/US 7.50%, 4/01/27		3,300	3,795,000

Technology – 0.4%
Avaya, Inc. 10.50%, 3/01/21(c)		1,196	986,700
Brightstar Corp. 9.50%, 12/01/16(c)		1,600	1,644,000
Energizer SpinCo., Inc. 5.50%, 6/15/25(c)		1,163	1,148,463
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(c)(g)		3,278	3,286,195

			7,065,358

Transportation - Services – 0.3%
Hertz Corp. (The) 5.875%, 10/15/20		2,710	2,743,875
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(c)		1,789	1,847,143
XPO Logistics, Inc. 6.50%, 6/15/22(c)		1,815	1,776,431

			6,367,449

			198,251,528

Financial Institutions – 1.5%
Banking – 1.1%
Barclays Bank PLC 6.86%, 6/15/32(c)(j)		656	736,360
7.625%, 11/21/22		654	744,775
Citigroup, Inc. 5.95%, 1/30/23(j)		2,055	2,024,175
Series P 5.95%, 5/15/25(j)		1,850	1,780,625
Commerzbank AG 8.125%, 9/19/23(c)		3,610	4,210,487
Credit Agricole SA 7.589%, 1/30/20(j)	GBP	1,150	1,992,148
7.875%, 1/23/24(a)(c)(j)	U.S.$	549	562,039

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 7.50%, 12/11/23(c)(j)	U.S.$	2,066	$2,158,970
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		2,922	2,838,852
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		2,106	2,323,211

			19,371,642

Finance – 0.1%
Creditcorp 12.00%, 7/15/18(c)		2,000	1,675,000

Insurance – 0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		2,432	2,571,840

Other Finance – 0.1%
ACE Cash Express, Inc. 11.00%, 2/01/19(c)		779	432,345
iPayment, Inc. 9.50%, 12/15/19(c)		88	83,668
Series AI 9.50%, 12/15/19		1,763	1,675,265

			2,191,278

REITS – 0.1%
Felcor Lodging LP 6.00%, 6/01/25(c)		1,018	1,033,270

			26,843,030

Utility – 0.8%
Electric – 0.8%
Calpine Corp. 7.875%, 1/15/23(c)		2,187	2,361,960
Dynegy, Inc. 7.375%, 11/01/22(c)		2,895	3,032,512
7.625%, 11/01/24(c)		1,915	2,025,113
FirstEnergy Corp. Series C 7.375%, 11/15/31		1,552	1,890,961
GenOn Energy, Inc. 7.875%, 6/15/17		2,100	2,126,250
9.50%, 10/15/18		2,087	2,128,740
Talen Energy Supply LLC 4.60%, 12/15/21		965	885,388

			14,450,924

Total Corporates – Non-Investment Grade (cost $250,095,053)			239,545,482

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.4%
GSE Risk Share Floating Rate – 2.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.337%, 7/25/23(i)	U.S.$	3,250	$3,851,558
Series 2013-DN2, Class M2 4.437%, 11/25/23(i)		5,605	5,672,247
Series 2014-DN1, Class M2 2.387%, 2/25/24(i)		4,085	4,061,878
Series 2014-DN1, Class M3 4.687%, 2/25/24(i)		4,665	4,785,551
Series 2014-DN2, Class M3 3.787%, 4/25/24(i)		4,565	4,411,657
Series 2014-DN3, Class M3 4.187%, 8/25/24(i)		5,065	5,000,242
Series 2014-DN4, Class M3 4.737%, 10/25/24(i)		700	716,145
Series 2014-HQ2, Class M3 3.937%, 9/25/24(i)		1,010	972,289
Series 2015-DNA1, Class M3 3.487%, 10/25/27(i)		505	492,590
Series 2015-DNA2, Class M2 2.787%, 12/25/27(i)		5,920	5,932,478
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.587%, 1/25/24(i)		1,606	1,645,051
Series 2014-C04, Class 1M2 5.087%, 11/25/24(i)		6,100	6,274,941
Series 2015-C01, Class 1M2 4.487%, 2/25/25(i)		4,520	4,480,231

			48,296,858

Non-Agency Fixed Rate – 1.9%
Alternative Loan Trust Series 2006-19CB, Class A24 6.00%, 8/25/36		164	152,141
BCAP LLC Trust Series 2009-RR13, Class 17A3 6.082%, 4/26/37(c)		812	663,986
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(c)		1,219	1,007,841
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		1,603	1,496,507

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-3, Class A30 5.75%, 4/25/37	U.S.$	1,670	$1,523,881
Series 2007-HY4, Class 1A1 2.554%, 9/25/47		896	797,613
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		4,422	4,089,747
Series 2007-AR4, Class 1A1A 5.387%, 3/25/37		674	641,112
Series 2010-3, Class 2A2 7.063%, 8/25/37(c)		739	638,477
Countrywide Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		257	234,640
Series 2006-24CB, Class A15 5.75%, 6/25/36		2,409	2,156,453
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		1,974	1,781,857
Series 2007-13, Class A2 6.00%, 6/25/47		2,932	2,482,145
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(c)		176	131,966
Series 2010-13R, Class 1A2 5.50%, 12/26/35(c)		67	63,126
Series 2010-9R, Class 1A5 4.00%, 8/27/37(c)		938	919,332
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,682	1,468,986
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.236%, 9/25/36		2,319	1,820,508
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,058	974,053
Series 2007-10XS, Class A2 6.25%, 7/25/47		1,242	931,873
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(c)		1,916	1,640,890
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR7, Class 2A1 2.733%, 5/25/36		2,375	2,254,320
Series 2007-AR7, Class A1 2.58%, 12/28/37		4,377	4,039,238

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-AR8, Class A1 2.614%, 11/25/37	U.S.$	1,737	$1,521,426

			33,432,118

Non-Agency Floating Rate – 0.6%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.437%, 4/25/37(i)		945	509,534
Series 2007-FA2, Class 1A5 0.487%, 4/25/37(i)		1,070	581,062
Lehman XS Trust Series 2007-10H, Class 2AIO 6.82%, 7/25/37(i)(k)		1,184	308,152
Residential Accredit Loans, Inc. Trust Series 2006-QA4, Class A 0.367%, 5/25/36(i)		3,476	2,815,222
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2007-OA1, Class A1A 0.858%, 2/25/47(i)		4,469	3,575,181
Series 2007-OA4, Class A1A 0.918%, 4/25/47(i)		5,283	3,867,250

			11,656,401

Agency Fixed Rate – 0.2%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(k)		14,295	1,408,613
Government National Mortgage Association Series 2013-170, Class MI 4.50%, 11/20/43(k)		10,251	2,105,726

			3,514,339

Total Collateralized Mortgage Obligations (cost $95,166,925)			96,899,716

CORPORATES – INVESTMENT GRADE – 4.8%
Industrial – 2.6%
Basic – 0.7%
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,137,780
GTL Trade Finance, Inc. 5.893%, 4/29/24(c)		2,711	2,644,580
7.25%, 4/16/44(c)		274	254,478
Minsur SA 6.25%, 2/07/24(c)		1,764	1,932,944

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern Copper Corp. 7.50%, 7/27/35	U.S.$	5,107	$5,719,534
Teck Resources Ltd. 4.50%, 1/15/21		2,206	2,117,636

			13,806,952

Capital Goods – 0.4%
Odebrecht Finance Ltd.
4.375%, 4/25/25(c)		6,760	5,171,400
5.25%, 6/27/29(c)		2,103	1,577,671

			6,749,071

Communications - Telecommunications – 0.7%
Qwest Corp. 6.875%, 9/15/33		1,500	1,483,185
Telefonica Emisiones SAU 7.045%, 6/20/36		5,000	6,140,710
Verizon Communications, Inc. 4.522%, 9/15/48(c)		6,159	5,410,786

			13,034,681

Consumer Non-Cyclical – 0.3%
HJ Heinz Co.
2.80%, 7/02/20(c)		2,700	2,702,101
3.50%, 7/15/22(c)		2,294	2,299,382
Reynolds American, Inc. 5.70%, 8/15/35		650	673,963

			5,675,446

Energy – 0.4%
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		3,568	3,850,307
Weatherford International Ltd./Bermuda 7.00%, 3/15/38		2,900	2,771,904

			6,622,211

Transportation - Airlines – 0.1%
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		1,337	1,533,884

			47,422,245

Financial Institutions – 2.0%
Banking – 0.5%
Credit Suisse AG 6.50%, 8/08/23(c)		3,900	4,257,100
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(c)(j)		884	1,348,100
JPMorgan Chase & Co. Series S 6.75%, 2/01/24(j)		2,998	3,185,375

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nordea Bank AB 6.125%, 9/23/24(c)(j)	U.S.$	596	$587,618

			9,378,193

Insurance – 1.5%
AIG Life Holdings, Inc 8.125%, 3/15/46(c)		509	703,693
American International Group, Inc. 8.175%, 5/15/58		2,525	3,343,100
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	6,066,215
Great-West Life & Annuity Insurance Capital LP II 7.153%, 5/16/46(c)		2,707	2,761,140
Humana, Inc. 8.15%, 6/15/38		1,650	2,292,543
MetLife, Inc.
6.40%, 12/15/36		3,345	3,671,137
Series C
5.25%, 6/15/20(j)		1,799	1,783,259
Pacific Life Insurance Co. 9.25%, 6/15/39(c)		1,500	2,240,034
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,746,142

			25,607,263

			34,985,456

Utility – 0.2%
Electric – 0.2%
ComEd Financing III 6.35%, 3/15/33		3,462	3,548,574

Total Corporates – Investment Grade (cost $81,241,953)			85,956,275

AGENCIES – 3.9%
Agency Debentures – 3.9%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		42,045	38,053,079
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	20,844,435
Federal Home Loan Banks 5.50%, 7/15/36		8,695	11,249,052

Total Agencies (cost $68,087,544)			70,146,566

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.3%
Non-Agency Fixed Rate CMBS – 3.1%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.749%, 6/10/49	U.S.$	1,517	$1,572,509
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.261%, 11/10/46(c)		6,525	6,342,770
Series 2014-GC21, Class D 4.997%, 5/10/47(c)		6,052	5,628,688
Series 2014-GC23, Class D 4.658%, 7/10/47(c)		1,323	1,197,891
Commercial Mortgage Trust Series 2014-LC17, Class D 3.687%, 10/10/47(c)		3,549	2,942,844
Series 2014-UBS5, Class D 3.495%, 9/10/47(c)		1,041	834,573
Series 2015-DC1, Class D 4.499%, 2/10/48(c)		2,730	2,378,593
CSAIL 2015-C1 Commercial Mortgage Trust Series 2015-C2, Class D 4.354%, 6/15/57		4,091	3,661,324
GS Mortgage Securities Trust Series 2013-GC13, Class D 4.206%, 7/10/46(c)		9,440	8,617,370
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AJ 6.455%, 9/15/45		1,750	1,850,168
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		6,667	6,744,454
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/47(c)		1,194	994,492
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class D 3.957%, 12/15/47(c)		3,781	3,208,858
Series 2015-LC20, Class D 4.511%, 4/15/50(c)		4,000	3,431,924
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.038%, 8/15/45(c)		4,000	4,021,664
Series 2014-C23, Class D 4.138%, 10/15/57(c)		2,699	2,352,101

			55,780,223

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.2%
Great Wolf Trust Series 2015-WOLF, Class A 1.637%, 5/15/34(c)(i)	U.S.$	4,138	$4,130,518
Indus Eclipse PLC Series 2007-1X, Class B 0.821%, 1/25/20(c)(i)	GBP	59	89,096

			4,219,614

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.018%, 11/16/45(k)	U.S.$	558	696

Total Commercial Mortgage-Backed Securities (cost $59,671,805)			60,000,533

EMERGING MARKETS – CORPORATE BONDS – 1.8%
Industrial – 1.8%
Basic – 0.3%
Elementia SAB de CV 5.50%, 1/15/25(c)		1,039	1,051,987
Vedanta Resources PLC 6.00%, 1/31/19(c)		855	827,213
8.25%, 6/07/21(a)(c)		1,943	1,978,353
9.50%, 7/18/18(c)		610	651,175

			4,508,728

Capital Goods – 0.4%
Cemex SAB de CV 7.25%, 1/15/21(c)		2,376	2,503,710
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(c)		1,954	2,096,642
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(c)		2,185	2,332,487

			6,932,839

Communications - Telecommunications – 0.2%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)		2,016	2,121,840
Digicel Ltd. 6.00%, 4/15/21(c)		1,500	1,446,180
6.75%, 3/01/23(c)		385	377,416

			3,945,436

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(c)	U.S.$	4,000	$4,295,000

Consumer Non-Cyclical – 0.5%
Cosan Luxembourg SA 5.00%, 3/14/23(c)		1,361	1,258,925
9.50%, 3/14/18(c)	BRL	3,117	874,717
Marfrig Holding Europe BV 8.375%, 5/09/18(c)	U.S.$	900	906,480
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		4,151	4,241,077
Minerva Luxembourg SA 7.75%, 1/31/23(c)		877	883,577
Tonon Bioenergia SA 9.25%, 1/24/20(c)		2,272	760,461
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(d)(e)		4,738	47,380
10.875%, 1/13/20(d)(e)		750	127,500
11.75%, 2/09/22(d)(e)		1,690	16,900

			9,117,017

Transportation - Airlines – 0.2%
TAM Capital 3, Inc. 8.375%, 6/03/21(c)		2,843	2,956,720

Total Emerging Markets – Corporate Bonds (cost $37,916,043)			31,755,740

WHOLE LOAN TRUSTS – 1.2%
Performing Asset – 1.2%
Alpha Credit Debt Fund LLC 15.00%, 1/15/18(f)(l)		1,740	1,739,773
Cara Aircraft Leasing 28548, Inc. 8.00%, 11/26/19(f)(l)		374	374,412
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/09/19(f)(l)		253	252,744
Cara Aircraft Leasing 28868, Inc. 8.00%, 11/26/19(f)(l)		434	434,353
Deutsche Bank Mexico SA 8.00%, 10/31/34(f)(l)	MXN	30,052	1,421,391
Deutsche Bank Mexico SA 8.00%, 10/31/34(f)(l)(m)		48,053	2,272,815
Ede Del Este SA (DPP) 12.00%, 3/31/16(f)(l)	U.S.$	707	719,320
Ede Del Este SA (ITABO) 12.00%, 3/31/16(f)(l)		684	696,031
Finalam SA de C.V. 17.25%, 8/06/19(f)(l)	MXN	15,616	993,547

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Recife Funding Ltd. Zero Coupon, 11/05/29(f)(l)	U.S.$	2,884	$2,859,726
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20(f)(l)		1,369	1,368,608
Sheridan Consumer Finance Trust 10.86%, 4/01/20(f)(i)(l)		8,611	8,654,419

Total Whole Loan Trusts (cost $22,449,143)			21,787,139

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Indonesia – 0.4%
Majapahit Holding BV 7.875%, 6/29/37(c)		6,188	7,131,670

Mexico – 0.5%
Petroleos Mexicanos 5.625%, 1/23/46(c)		4,710	4,386,894
6.50%, 6/02/41		4,900	5,096,000

			9,482,894

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(c)		1,070	1,082,605

Venezuela – 0.2%
Petroleos de Venezuela SA 5.25%, 4/12/17(c)		7,500	3,734,625

Total Quasi-Sovereigns (cost $23,041,092)			21,431,794

		Shares
COMMON STOCKS – 1.2%
Exide Technologies(f)(h)(n)		45,970	185,719
Ion Media Networks, Inc. Class A(f)(l)(n)		2,512	969,104
iPayment, Inc.(n)		110,385	391,867
Mt Logan Re Ltd. (Preference Shares)(h)(n)(o)		4,476	4,556,125
Mt Logan Re Ltd.(n)(o)		15,000	15,127,170

Total Common Stocks (cost $20,685,633)			21,229,985

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.9%
United States – 0.9%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	U.S.$	1,950	$1,506,784
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46		1,575	1,353,334
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48		5,915	4,717,272
State of Illinois Series 2010 7.35%, 7/01/35		3,330	3,686,077
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		2,560	2,954,010
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47		1,850	1,287,082

Total Local Governments – Municipal Bonds (cost $15,881,771)			15,504,559

EMERGING MARKETS – SOVEREIGNS – 0.8%
Dominican Republic – 0.1%
Dominican Republic International Bond 7.45%, 4/30/44(c)		1,873	2,046,252

El Salvador – 0.3%
El Salvador Government International Bond 7.65%, 6/15/35(c)		5,957	5,986,785

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(c)		2,440	2,385,100

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(c)		1,700	1,781,830

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(c)		1,236	1,262,265

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(c)	U.S.$	1,553	$1,560,765

Total Emerging Markets – Sovereigns (cost $13,325,180)			15,022,997

BANK LOANS – 0.6%
Industrial – 0.6%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(i)		924	818,618
Magnetation LLC 12.00% 11/11/15(g)		774	746,286

			1,564,904

Communications - Media – 0.1%
TWCC Holding Corp. 7.00%, 6/26/20(i)		1,550	1,441,500

Consumer Cyclical - Other – 0.1%
New HB Acquisition LLC 6.75%, 4/09/20(i)		1,100	1,113,750

Consumer Non-Cyclical – 0.1%
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.00%, 9/30/19(i)		545	544,226
Pharmedium Healthcare Corp. 7.75%, 1/28/22(i)		1,902	1,901,604

			2,445,830

Energy – 0.1%
Atlas 2014 1 Ltd. 6.875%, 1/15/21		1,896	1,900,540

Other Industrial – 0.1%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(i)		1,144	1,102,452
Unifrax Holding Co. 4.50%, 11/28/18(i)	EUR	751	838,226

			1,940,678

Technology – 0.0%
Avaya, Inc. 4.69%, 10/26/17(i)	U.S.$	154	152,876

Total Bank Loans (cost $10,983,970)			10,560,078

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.5%
Financial Institutions – 0.3%
Banking – 0.2%
US Bancorp/MN Series F 6.50%		180,000	$5,079,600

REITS – 0.1%
National Retail Properties, Inc. Series E 5.70%		26,000	629,720
Public Storage Series W 5.20%		28,475	663,183
Public Storage Series X 5.20%		2,000	46,840

			1,339,743

			6,419,343

Industrial – 0.2%
Ventas Realty LP/Ventas Capital Corp. 5.45%		139,500	3,363,345

Total Preferred Stocks (cost $9,127,365)			9,782,688

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.3%
Governments - Sovereign Agencies – 0.3%
OCP SA 5.625%, 4/25/24(c)	U.S.$	1,148	1,196,928
Petrobras Global Finance BV 5.375%, 1/27/21		5,000	4,809,000

Total Governments – Sovereign Agencies (cost $6,284,155)			6,005,928

		Shares
INVESTMENT COMPANIES – 0.2%
Funds and Investment Trusts – 0.2%
OCL Opportunities Fund I(f)(l)		16,259	1,801,571
OCL Opportunities Fund II(f)(l)		6,916	903,242

Total Investment Companies (cost $2,981,056)			2,704,813

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.1%
Autos - Fixed Rate – 0.1%
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(c) (cost $2,124,499)	U.S.$	2,169	$2,124,804

GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Indonesia – 0.1%
Indonesia Government International Bond 8.50%, 10/12/35(c) (cost $907,894)		801	1,081,350

MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 1999 7.50%, 11/01/29		27	32,431
Series 1998 8.00%, 6/01/28		20	23,578

Total Mortgage Pass-Throughs (cost $47,926)			56,009

		Shares
SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(p)(q) (cost $43,936,524)		43,936,524	43,936,524

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 0.2%
Uruguay – 0.2%
Uruguay Treasury Bills Series 0001 Zero Coupon, 8/20/15 (cost $4,116,646)	UYU	111,491	4,052,900

Total Short-Term Investments (cost $48,053,170)			47,989,424

Total Investments – 147.9% (cost $2,618,763,431)			2,656,601,810
Other assets less liabilities – (47.9)%			(859,912,321)

Net Assets – 100.0%			$1,796,689,489

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-BOBL Futures	212	September 2015	$30,630,019	$30,625,988	$4,031
U.S. Long Bond (CBT) Futures	2,316	September 2015	350,103,403	349,354,125	749,278
U.S. T-Note 5 Yr (CBT) Futures	103	September 2015	12,290,640	12,283,555	7,085
U.S. T-Note 10 Yr (CBT) Futures	3,234	September 2015	409,298,209	408,039,844	1,258,365

					$2,018,759

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	11,259	IDR	150,368,723	7/10/15	$(9,502)
Barclays Bank PLC	TWD	280,634	USD	9,047	8/14/15	(42,267)
BNP Paribas SA	USD	13,852	GBP	8,887	7/10/15	109,981
BNP Paribas SA	USD	9,451	SGD	12,836	7/24/15	76,187
BNP Paribas SA	USD	13,750	TRY	38,553	7/27/15	527,509
Credit Suisse International	BRL	147,297	USD	47,475	7/02/15	99,254
Credit Suisse International	TRY	43,594	USD	15,698	7/02/15	(562,985)
Credit Suisse International	USD	47,515	BRL	147,297	7/02/15	(139,072)
Credit Suisse International	USD	13,884	GBP	8,887	7/10/15	78,040
Credit Suisse International	MXN	282,801	USD	18,383	7/16/15	408,297
Credit Suisse International	BRL	147,297	USD	46,985	8/04/15	154,185
Deutsche Bank AG	TRY	38,553	USD	13,750	7/27/15	(527,483)
Deutsche Bank AG	USD	17,031	TRY	45,140	7/27/15	(313,906)
Goldman Sachs Bank USA	BRL	13,169	USD	4,299	7/02/15	63,887
Goldman Sachs Bank USA	USD	4,244	BRL	13,169	7/02/15	(8,873)
Goldman Sachs Bank USA	NOK	7,213	USD	911	7/29/15	(8,083)
Goldman Sachs Bank USA	TRY	44,126	USD	16,325	8/06/15	29,951
HSBC Bank USA	BRL	71,388	USD	23,161	7/02/15	198,947
HSBC Bank USA	USD	8,535	BRL	27,189	7/02/15	210,219
HSBC Bank USA	USD	14,246	BRL	44,200	7/02/15	(29,783)
HSBC Bank USA	USD	13,714	MXN	210,583	7/16/15	(329,505)
HSBC Bank USA	USD	8,268	BRL	26,261	8/04/15	81,421
HSBC Bank USA	NZD	25,905	USD	17,708	8/14/15	218,943
Royal Bank of Scotland PLC	TRY	25,918	USD	9,400	7/02/15	(267,743)
Royal Bank of Scotland PLC	USD	9,692	TRY	25,387	7/02/15	(222,462)
Royal Bank of Scotland PLC	KRW	40,401,707	USD	36,069	8/07/15	23,385
Royal Bank of Scotland PLC	USD	59	TWD	1,830	8/14/15	279
Societe Generale	EUR	5,885	USD	6,616	7/30/15	52,696
Standard Chartered Bank	CAD	33,648	USD	27,283	7/23/15	350,628
Standard Chartered Bank	AUD	35,948	USD	27,472	8/07/15	(209,796)
State Street Bank & Trust Co.	GBP	19,547	USD	29,959	7/10/15	(751,714)
State Street Bank & Trust Co.	SGD	12,853	USD	9,527	7/24/15	(13,350)
UBS AG	BRL	117,118	USD	36,768	7/02/15	(901,723)
UBS AG	USD	37,748	BRL	117,118	7/02/15	(78,918)

						$(1,733,356)

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

CURRENCY OPTIONS WRITTEN (see Note C)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put – USD vs. TRY	TRY	3.01	7/24/15	TRY	82,775	$443,575	$(10,316)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00%	2.53%	$12,323	$994,581	$304,250
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(6,469)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	709	44,985	(4,545)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	4,605	292,278	(17,077)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	1,632	103,541	(8,382)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	1,142	72,504	(1,321)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	1,040	66,033	(709)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(482)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(958)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(2,508)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(3,164)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	1,005	63,771	(6,923)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	709	44,985	(4,447)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(8,101)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(7,335)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	495	31,415	(4,656)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(6,861)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(8,136)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	2,683	170,265	(2,475)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(5,653)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	452	28,713	(4,178)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	708	44,922	(6,060)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.53	746	47,373	(6,711)

				$2,454,586	$187,099

*	Termination date

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	91,930	3/10/17	0.973%	3 Month CDOR	$(107,801)
Morgan Stanley & Co., LLC/(CME Group)	AUD	115,610	3/11/17	2.140%	3 Month BBSW	12
Morgan Stanley & Co., LLC/(CME Group)	CAD	149,400	6/05/17	1.504%	3 Month CDOR	(364,404)
Morgan Stanley & Co., LLC/(CME Group)	AUD	208,120	6/09/17	2.200%	3 Month BBSW	(146,970)
Morgan Stanley & Co., LLC/(CME Group)	NZD	157,680	6/09/17	3.368%	3 Month BKBM	(509,532)
Morgan Stanley & Co., LLC/(CME Group)	GBP	17,170	6/05/20	6 Month LIBOR	1.651%	(27,514)
Morgan Stanley & Co., LLC/(CME Group)		12,260	6/05/20	6 Month LIBOR	1.644%	(25,736)
Morgan Stanley & Co., LLC/(CME Group)		$31,550	2/05/25	1.881%	3 Month LIBOR	1,263,880
Morgan Stanley & Co., LLC/(CME Group)		42,130	2/10/25	2.034%	3 Month LIBOR	1,110,295
Morgan Stanley & Co., LLC/(CME Group)	CAD	11,800	3/10/25	3 Month CDOR	2.019%	(64,912)
Morgan Stanley & Co., LLC/(CME Group)	AUD	18,170	3/11/25	6 Month BBSW	2.973%	(393,975)
Morgan Stanley & Co., LLC/(CME Group)	CAD	19,810	6/05/25	3 Month CDOR	2.281%	188,802
Morgan Stanley & Co., LLC/(CME Group)	AUD	27,550	6/09/25	6 Month BBSW	3.384%	82,071
Morgan Stanley & Co., LLC/(CME Group)	NZD	18,390	6/09/25	3 Month BKBM	4.068%	171,864
Morgan Stanley & Co., LLC/(CME Group)		18,390	6/09/25	3 Month BKBM	4.068%	171,864
Morgan Stanley & Co., LLC/(CME Group)		$8,010	6/09/25	2.489%	3 Month LIBOR	(42,994)
Morgan Stanley & Co., LLC/(CME Group)		6,010	6/09/25	2.491%	3 Month LIBOR	(33,355)

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	GBP	2,720	6/05/45	2.394%	6 Month LIBOR	$(66,746)
Morgan Stanley & Co., LLC/(LCH Clearnet)		12,000	3/03/19	6 Month LIBOR	1.921%	368,427
Morgan Stanley & Co., LLC/(LCH Clearnet)		$11,850	1/14/24	2.976%	3 Month LIBOR	(774,433)
Morgan Stanley & Co., LLC/(LCH Clearnet)		60,150	1/21/24	2.948%	3 Month LIBOR	(3,753,670)
Morgan Stanley & Co., LLC/(LCH Clearnet)		11,000	2/14/24	2.865%	3 Month LIBOR	(585,823)
Morgan Stanley & Co., LLC/(LCH Clearnet)		47,150	3/25/24	2.887%	3 Month LIBOR	(2,458,392)
Morgan Stanley & Co., LLC/(LCH Clearnet)		46,860	4/02/24	2.851%	3 Month LIBOR	(2,239,420)
Morgan Stanley & Co., LLC/(LCH Clearnet)		40,500	4/08/24	2.909%	3 Month LIBOR	(2,110,746)

						$(10,349,208)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
CMBX.NA.BB., 6.00%, 5/11/63*	5.00%	5.11%	$4,000	$(22,576)	$51,520	$(74,096)
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.61	2,148	30,771	(23,080)	53,851
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.61	868	12,439	(9,326)	21,765
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.61	875	12,532	(9,400)	21,932
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.61	1,260	18,047	(12,145)	30,192

				$51,213	$(2,431)	$53,644

*	Termination date

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank	BRL 160,800	1/02/17	CDI	13.190%	$(405,663)
Citibank	75,000	1/04/21	12.305%	CDI	87,020

					$(318,643)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at June 30, 2015
Barclays Capital, Inc.†	(2.75)%*	—	$2,780,057
Barclays Capital, Inc.†	(2.00)%*	—	686,109
Barclays Capital, Inc.†	(0.50)%*	—	2,372,959
Credit Suisse Securities (USA) LLC†	(1.00)%*	—	1,802,192
HSBC Bank USA	0.23%	7/23/15	76,087,763
HSBC Bank USA	0.24%	7/15/15	109,480,839
HSBC Bank USA	0.25%	7/01/15	49,302,739
HSBC Bank USA	0.26%	7/07/15	20,394,601
HSBC Bank USA	0.28%	8/27/15	52,168,792
HSBC Bank USA	0.30%	7/07/15	60,717,379
HSBC Bank USA	0.30%	7/16/15	40,535,557
HSBC Bank USA	0.32%	8/12/15	35,109,991
Jefferies & Co., Inc.	0.23%	7/09/15	61,980,872
Jefferies & Co., Inc.	0.26%	7/28/15	20,209,077
JPMorgan Chase Bank	(1.00)%*	7/06/15	514,375
JPMorgan Chase Bank	0.15%	8/20/15	49,385,000
JPMorgan Chase Bank	0.22%	8/11/15	75,882,518
JPMorgan Chase Bank	0.25%	8/13/15	47,790,925
JPMorgan Chase Bank	0.25%	8/20/15	200,045,968
JPMorgan Chase Bank	0.25%	8/25/15	68,332,424

			$975,580,137

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on June 30, 2015.

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the aggregate market value of these securities amounted to $286,988,545 or 16.0% of net assets.

(d)	Defaulted.

ALLIANCEBERNSTEIN INCOME FUND •	33

Portfolio of Investments

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of June 30, 2015, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Technologies Series AI 7.00%, 4/30/25	4/30/15	$1,905,619	$1,922,695	0.11%
Golden Energy Offshore Services AS 8.74%, 5/28/17	5/14/14	1,243,934	529,920	0.03%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	745,965	127,500	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	6/13/13	3,510,948	47,380	0.00%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/29/14	916,308	16,900	0.00%

(f)	Fair valued by the Adviser.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at June 30, 2015.
(h)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Technologies 11.00%, 4/30/20	4/30/14	$4,732,189	$4,333,079	0.24%
Exide Technologies	4/30/14	87,194	185,719	0.01%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	4,476,000	4,556,125	0.25%

(i)	Floating Rate Security. Stated interest rate was in effect at June 30, 2015.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	IO – Interest Only

(l)	Illiquid security.

(m)	Variable rate coupon, rate shown as of June 30, 2015.

(n)	Non-income producing security.

(o)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(p)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

34	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

Glossary:

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CMBX.NA – North American Commercial Mortgage-Backed Index

CME – Chicago Mercantile Exchange

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,574,826,907)	$2,612,665,286
Affiliated issuers (cost $43,936,524)	43,936,524
Cash	218,973
Cash collateral due from broker	16,327,810
Foreign currencies, at value (cost $187,675)	293,733
Receivable for investment securities sold	200,253,853
Interest and dividends receivable	29,040,872
Unrealized appreciation on forward currency exchange contracts	2,683,809
Receivable for variation margin on exchange-traded derivatives	288,595
Unrealized appreciation on credit default swaps	127,740
Unrealized appreciation on interest rate swaps	87,020
Upfront premium paid on credit default swaps	51,520

Total assets	2,905,975,735

Liabilities
Options written, at value (premiums received $443,575)	10,316
Payable for reverse repurchase agreements	975,580,137
Payable for investment securities purchased and foreign currency transactions	127,788,191
Unrealized depreciation on forward currency exchange contracts	4,417,165
Advisory fee payable	744,771
Unrealized depreciation on interest rate swaps	405,663
Unrealized depreciation on credit default swaps	74,096
Upfront premium received on credit default swaps	53,951
Administrative fee payable	13,796
Dividends payable	13,135
Accrued expenses and other liabilities	185,025

Total liabilities	1,109,286,246

Net Assets	$1,796,689,489

Composition of Net Assets
Common stock, at par	$2,158,356
Additional paid-in capital	1,782,459,896
Undistributed net investment income	5,481,956
Accumulated net realized loss on investment and foreign currency transactions	(21,479,347)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	28,068,628

$1,796,689,489

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 215,835,608 shares outstanding)	$8.32

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2015 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $5,753)	$47,663,919
Dividends
Unaffiliated issuers	408,610
Affiliated issuers	28,200
Other income	28,530	$48,129,259

Expenses
Advisory fee (see Note B)	4,478,378
Custodian	129,489
Printing	114,423
Registration fees	106,501
Legal	80,199
Audit and tax	65,220
Transfer agency	51,910
Administrative	31,137
Directors’ fees	27,869
Miscellaneous	59,498

Total expenses before interest expense	5,144,624
Interest expense	1,010,246

Total expenses		6,154,870

Net investment income		41,974,389

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		43,095,545
Futures		(6,725,032)
Options written		91,514
Swaps		414,233
Foreign currency transactions		2,494,910
Net change in unrealized appreciation/depreciation of:
Investments		(71,298,467)
Futures		19,038,618
Options written		389,125
Swaps		332,809
Foreign currency denominated assets and liabilities		(4,425,601)

Net loss on investment and foreign currency transactions		(16,592,346)

Net Increase in Net Assets from Operations		$25,382,043

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	37

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$41,974,389	$100,504,848
Net realized gain (loss) on investment transactions and foreign currency transactions	39,371,170	(14,555,797)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(55,963,516)	60,564,273

Net increase in net assets from operations	25,382,043	146,513,324
Dividends to Shareholders from
Net investment income	(37,909,937)	(107,988,728)
Common Stock Transactions
Repurchase of Shares (12,172,242 and 14,903,847 shares, respectively)	(92,499,158)	(112,501,549)

Total decrease	(105,027,052)	(73,976,953)
Net Assets
Beginning of period	1,901,716,541	1,975,693,494

End of period (including undistributed net investment income of $5,481,956 and $1,417,504, respectively)	$1,796,689,489	$1,901,716,541

See notes to financial statements.

38	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2015 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$25,382,043
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$5,070,424
Increase in receivable for investments sold	(196,332,081)
Net accretion of bond discount and amortization of bond premium	12,440,123
Increase in payable for investments purchased	124,003,594
Decrease in accrued expenses	(458,832)
Increase in cash collateral due from broker	(4,234,241)
Purchases of long-term investments	(691,945,939)
Purchases of short-term investments	(755,673,882)
Proceeds from disposition of long-term investments	871,319,273
Proceeds from disposition of short-term investments	730,623,213
Proceeds from options written, net	442,914
Proceeds on swaps, net	756,584
Proceeds for exchange-traded derivatives settlements	12,331,729
Decrease in cash collateral due to broker	(377,000)
Net realized gain on investment transactions and foreign currency transactions	(39,371,170)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	55,963,516

Total adjustments		124,558,225

Net increase in cash from operating activities		$149,940,268

Financing Activities:
Repurchase of Shares	(95,906,044)
Cash dividends paid	(46,327,277)
Decrease in reverse repurchase agreements	(17,194,068)

Net decrease in cash from financing activities		(159,427,389)
Effect of exchange rate on cash		6,897,137

Net decrease in cash		(2,589,984)
Net change in cash
Cash at beginning of period		3,102,690

Cash at end of period		$512,706

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$1,037,835

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	39

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2015:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,897,015,930		$	– 0	–	$1,897,015,930
Corporates – Non-Investment Grade		– 0	–	232,759,788			6,785,694		239,545,482
Collateralized Mortgage Obligations		– 0	–	3,514,339			93,385,377		96,899,716
Corporates – Investment Grade		– 0	–	85,956,275			– 0	–	85,956,275
Agencies		– 0	–	70,146,566			– 0	–	70,146,566
Commercial Mortgage-Backed Securities		– 0	–	4,131,214			55,869,319		60,000,533
Emerging Markets – Corporate Bonds		– 0	–	31,755,740			– 0	–	31,755,740
Whole Loan Trusts		– 0	–	– 0	–		21,787,139		21,787,139
Quasi-Sovereigns		– 0	–	21,431,794			– 0	–	21,431,794
Common Stocks		– 0	–	– 0	–		21,229,985		21,229,985

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Local Governments – Municipal Bonds	$	– 0	–	$15,504,559		$	– 0	–	$15,504,559
Emerging Markets – Sovereigns		– 0	–	15,022,997			– 0	–	15,022,997
Bank Loans		– 0	–	– 0	–		10,560,078		10,560,078
Preferred Stocks		9,782,688		– 0	–		– 0	–	9,782,688
Governments – Sovereign Agencies		– 0	–	6,005,928			– 0	–	6,005,928
Investment Companies		– 0	–	– 0	–		2,704,813		2,704,813
Asset-Backed Securities		– 0	–	2,124,804			– 0	–	2,124,804
Governments – Sovereign Bonds		– 0	–	1,081,350			– 0	–	1,081,350
Mortgage Pass-Throughs		– 0	–	56,009			– 0	–	56,009
Short-Term Investments:
Investment Companies		43,936,524		– 0	–		– 0	–	43,936,524
Governments – Treasuries		– 0	–	4,052,900			– 0	–	4,052,900

Total Investments in Securities		53,719,212		2,390,560,193			212,322,405		2,656,601,810
Other Financial Instruments*:
Assets:
Futures		2,018,759		– 0	–		– 0	–	2,018,759	#
Forward Currency Exchange Contracts		– 0	–	2,683,809			– 0	–	2,683,809
Centrally Cleared Credit Default Swaps		– 0	–	304,250			– 0	–	304,250	#
Centrally Cleared Interest Rate Swaps		– 0	–	3,357,215			– 0	–	3,357,215	#
Credit Default Swaps		– 0	–	127,740			– 0	–	127,740
Interest Rate Swaps		– 0	–	87,020			– 0	–	87,020
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(4,417,165)			– 0	–	(4,417,165)
Currency Options Written		– 0	–	(10,316)			– 0	–	(10,316)
Centrally Cleared Credit Default Swaps		– 0	–	(117,151)			– 0	–	(117,151	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(13,706,423)			– 0	–	(13,706,423	)#

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Credit Default Swaps	$	– 0	–	$(74,096)	$	– 0	–	$(74,096)
Interest Rate Swaps		– 0	–	(405,663)		– 0	–	(405,663)

Total+		$55,737,971		$2,378,389,413		$212,322,405		$2,646,449,789

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade		Collateralized Mortgage Obligations		Commercial Mortgage-Backed Securities
Balance as of 12/31/14	$4,961,200		$87,500,657		$47,313,294
Accrued discounts/(premiums)	10,839		146,865		64,277
Realized gain (loss)	6,026		412,879		316,819
Change in unrealized appreciation/depreciation	(839,144)		271,894		(1,152,541)
Purchases/Payups	6,623,714		17,116,328		14,354,194
Sales/Paydowns	(2,213,504)		(12,063,246)		(5,026,724)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(1,763,437)		– 0	–	– 0	–

Balance as of 6/30/15	$6,785,694		$93,385,377		$55,869,319

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15*	$(809,945)		$559,685		$(891,349)

	Whole Loan Trusts		Common Stocks		Bank Loans
Balance as of 12/31/14	$16,795,929		$1,258,032		$23,689,120
Accrued discounts/(premiums)	17,325		– 0	–	10,468
Realized gain (loss)	12,198		278,102		(253,803)

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

	Whole Loan Trusts		Common Stocks		Bank Loans
Change in unrealized appreciation/depreciation	$20,811		$408,759		$1,035,379
Purchases	11,277,738		19,563,194		2,593,594
Sales	(6,336,862)		(278,102)		(16,514,680)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 6/30/15	$21,787,139		$21,229,985		$10,560,078

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15*	$20,811		$682,520		$(58,506)

	Investment Companies		Total
Balance as of 12/31/14	$2,409,198		$183,927,430
Accrued discounts/(premiums)	– 0	–	249,774
Realized gain (loss)	– 0	–	772,221
Change in unrealized appreciation/depreciation	(107,407)		(362,249)
Purchases/Payups	403,022		71,931,784
Sales/Paydowns	– 0	–	(42,433,118)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(1,763,437)

Balance as of 6/30/15	$2,704,813		$212,322,405	+

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/15*	$(107,407)		$(604,191)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at June 30, 2015. Securities priced by third party vendors or using prior transaction prices, which approximate fair value, are excluded from the following table.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/15	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade	$1,922,695	Market Approach	New Financing Net of 1st Lien and Common Stock	$85.50/NA

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/15	Valuation Technique	Unobservable Input	Range/ Weighted Average

Whole Loan Trusts	$3,694,206	Projected Cash Flow	Level Yield	13.45%/NA

	$1,415,351	Projected Cash Flow	Internal Rate of Return	7.967%/NA

	$993,547	Projected Cash Flow	Internal Rate of Return	15.00%/NA

	$2,859,726	Market Approach	Underlying NAV of the collateral	$99.17/NA

	$8,654,419	Discounted Cash Flow	Level Yield	10.86%/NA

Common Stocks	$969,104	Market Approach	EBITDA Projection*	$179.1 million

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swaps, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2015, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended June 30, 2015, the reimbursement for such services amounted to $31,137.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2015 is as follows:

Market Value December 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2015 (000)	Dividend Income (000)
$ 28,409	$735,616	$720,088	$43,937	$28

Brokerage commissions paid on investment transactions for the six months ended June 30, 2015 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$226,214,727	$215,289,710
U.S. government securities	465,350,337	634,256,586

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$77,390,840
Gross unrealized depreciation	(39,552,461)

Net unrealized appreciation	$37,838,379

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2015, the Fund held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2015, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

During the six months ended June 30, 2015, the Fund held purchased options for hedging purposes. During the six months ended June 30, 2015, the Fund held written options for hedging purposes.

For the six months ended June 30, 2015, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/14	2,325,000,000		$92,175
Options written	82,775,000		443,575
Options expired	– 0	–	– 0	–
Options bought back	(2,325,000,000)		(92,175)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 06/30/15	82,775,000		$443,575

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2015, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of June 30, 2015, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended June 30, 2015, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

56	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At June 30, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$5,375,974	*	Receivable/Payable for variation margin on exchange-traded derivatives	$13,706,423	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	304,250	*	Receivable/Payable for variation margin on exchange-traded derivatives	117,151	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,683,809		Unrealized depreciation on forward currency exchange contracts	4,417,165

Foreign exchange contracts				Options written, at value	10,316

Interest rate contracts	Unrealized appreciation on interest rate swaps	87,020		Unrealized depreciation on interest rate swaps	405,663

Credit contracts	Unrealized appreciation on credit default swaps	127,740		Unrealized depreciation on credit default swaps	74,096

Total		$8,578,793			$18,730,814

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

ALLIANCEBERNSTEIN INCOME FUND •	57

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(6,725,032)	$19,038,618

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	216,047	(4,402,227)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	454,720	(18,853)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	91,514	389,125

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,141,856)	1,300,194

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,556,089	(967,385)

Total		$(5,548,518)	$15,339,472

58	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended June 30, 2015:

Futures:
Average original value of sale contracts	$843,313,118

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$155,819,168
Average principal amount of sale contracts	$285,951,311

Purchased Options:
Average monthly cost	$236,525	(a)

Interest Rate Swaps:
Average notional amount	$76,036,128	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$524,495,923

Credit Default Swaps:
Average notional amount of buy contracts	$10,218,064	(c)
Average notional amount of sale contracts	$10,178,714

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,506,040	(a)
Average notional amount of sale contracts	$37,568,556

(a)	Positions were open for one month during the period.

(b)	Positions were open for three months during the period.

(c)	Positions were open for less than one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of June 30, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$288,595	$	– 0	–	$	– 0	–	$	– 0	–	$288,595

Total	$288,595	$	– 0	–	$	– 0	–	$	– 0	–	$288,595

ALLIANCEBERNSTEIN INCOME FUND •	59

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$713,677	$	– 0	–	$	– 0	–	$	– 0	–	$713,677
Citibank, NA	87,020		(87,020)			– 0	–		– 0	–	– 0	–
Credit Suisse International	813,565		(724,633)			– 0	–		– 0	–	88,932
Goldman Sachs Bank USA	93,838		(16,956)			– 0	–		– 0	–	76,882
HSBC Bank USA	709,530		(359,288)			– 0	–		(350,242)		– 0	–
Royal Bank of Scotland PLC	23,664		(23,664)			– 0	–		– 0	–	– 0	–
Societe Generale	52,696		– 0	–		– 0	–		– 0	–	52,696
Standard Chartered Bank	350,628		(209,796)			– 0	–		– 0	–	140,832

Total	$2,844,618		$(1,421,357)		$	– 0	–		$(350,242)		$1,073,019	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$51,769	$	– 0	–	$	– 0	–	$	– 0	–	$51,769
Citibank, NA	405,663		(87,020)			– 0	–		(318,643)		– 0	–
Credit Suisse International	724,633		(724,633)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	851,705		– 0	–		– 0	–		– 0	–	851,705
Goldman Sachs Bank USA	16,956		(16,956)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	359,288		(359,288)			– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	490,205		(23,664)			– 0	–		– 0	–	466,541
Standard Chartered Bank	209,796		(209,796)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	765,064		– 0	–		– 0	–		– 0	–	765,064
UBS AG	980,641		– 0	–		– 0	–		– 0	–	980,641

Total	$4,855,720		$(1,421,357)		$	– 0	–		$(318,643)		$3,115,720	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at June 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

60	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended June 30, 2015, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement,

ALLIANCEBERNSTEIN INCOME FUND •	61

Notes to Financial Statements

it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended June 30, 2015, the average amount of reverse repurchase agreements outstanding was $1,167,360,567 and the daily weighted average interest rate was 0.16%. At June 30, 2015, the Fund had reverse repurchase agreements outstanding in the amount of $975,580,137 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of June 30, 2015:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$5,839,125	$(5,466,888)	$372,237
Credit Suisse Securities (USA) LLC	1,802,192	(1,652,292)	149,900
HSBC Bank USA	443,797,661	(443,471,391)	326,270
JPMorgan Chase Bank	441,951,210	(441,626,194)	325,016
Jefferies & Co., Inc.	82,189,949	(81,769,113)	420,836

Total	$975,580,137	$(973,985,878)	$1,594,259

†	Including accrued interest.

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders,

62	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of June 30, 2015, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower pursuant to the respective loan agreement.

Borrower	Unfunded Loan Commitment
Cara Aircraft Leasing 28548, Inc. 1.00%, 11/26/19	$155,788
Sheridan Auto Loan Holdings I, LLC 1.00%, 12/31/20	39,126

In addition, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Rite Aid Corp	$4,454,545	$	– 0	–

During the six months ended June 30, 2015, the Fund received commitment fees or additional funding fees in the amount of $21,820.

NOTE D

Common Stock

During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Fund announced a share repurchase program for the Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Fund stockholders by the repurchase of Fund shares at a discount to their net asset value. Such repurchases may moderate the discount at

ALLIANCEBERNSTEIN INCOME FUND •	63

Notes to Financial Statements

which the Fund’s shares currently trade. Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. During the six months ended June 30, 2015 and the year ended December 31, 2014, the Fund repurchased 12,172,242 and 14,903,847 shares, respectively, at an average discount of 10.45% and 10.09%, respectively, from net asset value. The share repurchase program expired on June 25, 2015.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes

64	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Risks relating to investments in securities of non- U.S. issuers may be heightened with respect to investments in emerging-market countries, where there may be: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

ALLIANCEBERNSTEIN INCOME FUND •	65

Notes to Financial Statements

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$107,988,728		$103,758,100
Net long-term capital gains	– 0	–	6,608,830

Total taxable distributions paid	$107,988,728		$110,366,930

66	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,917,534
Accumulated capital and other losses	(77,861,332	)(a)
Unrealized appreciation/(depreciation)	98,542,931	(b)

Total accumulated earnings/(deficit)	$24,599,133

(a)	As of December 31, 2014, the Fund had a capital loss carryforward of $16,955,334 and the Fund’s cumulative deferred loss on straddles was $60,905,998.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Fund had a net short-term capital loss carryforward of $16,955,334 which may be carried forward for an indefinite period.

NOTE G

Subsequent Events

On August 6, 2015, the Fund announced that its Board of Directors had approved a proposed acquisition of its assets, and the assumption of its liabilities, by AB Income Fund (“Income Fund”), a newly-formed series of AB Bond Fund, Inc., an open-end registered investment company (the “Acquisition”). The Acquisition requires the approval of the Fund’s shareholders and a Special Meeting of Shareholders of the Fund (the “Special Meeting”) is scheduled to be held on February 1, 2016 to solicit the vote of shareholders on the Acquisition. The close of business on October 28, 2015 has been fixed as the record date for the Special Meeting or any adjournment or postponement thereof.

Each of the Fund and Income Fund is advised by AllianceBernstein L.P. (the “Adviser”). Income Fund will have the same investment objective as the Fund. Like the Fund, Income Fund will normally invest at least 80% of its net assets in income-producing securities. The most significant difference between the Fund and Income Fund is that while the Fund invests at least 65% of its assets in securities issued by the U.S. government, Income Fund will invest at least 65% of its assets in securities of U.S. and foreign governments. The broader investment policy of the Income Fund should provide the investment flexibility to better manage duration and credit risk. To limit the risk of this broader investment policy, the Income Fund will have an additional policy to invest at least 65% of its assets in securities denominated in U.S. dollars. Income Fund will be managed by the same portfolio managers as the Fund.

ALLIANCEBERNSTEIN INCOME FUND •	67

Notes to Financial Statements

If the Acquisition is approved by the Fund’s shareholders, the Fund’s assets will be acquired, and its liabilities will be assumed, by Income Fund, and shareholders will receive Advisor Class shares of Income Fund which will have an aggregate net asset value equal to the aggregate net asset value of the shareholder’s holding in the Fund. A redemption fee of 0.75% will be imposed on redemptions of Advisor Class shares for three months after the Acquisition to defray the costs of increased redemptions expected to occur after the Acquisition. The Fund would then be de-registered as a registered investment company, dissolved, and its shares delisted from the New York Stock Exchange. If approved by the Fund’s shareholders, the Acquisition is expected to be completed in the first quarter of 2016.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

68	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.34	$ 8.13	$ 8.89	$ 8.93	$ 8.75	$ 8.37

Income From Investment Operations
Net investment income(a)	.19	.42	.40	.40	.44	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.19	(.71)	.57	.31	.40
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.13	.61	(.31)	.97	.75	.87

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.45)	(.41)	(.48)	(.57)	(.49)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.53)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.45)	(.45)	(1.01)	(.57)	(.49)

Anti-Dilutive Effect of Share Repurchase Program	.06	.05	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 8.32	$ 8.34	$ 8.13	$ 8.89	$ 8.93	$ 8.75

Market value, end of period	$ 7.44	$ 7.47	$ 7.13	$ 8.10	$ 8.07	$ 7.93

Discount, end of period	(10.58)%	(10.43)%	(12.30)%	(8.89)%	(9.63)%	(9.37)%
Total Return
Total investment return based on:(c)
Market value	1.88%	11.28%	(6.50)%	13.08%	9.36%	2.10%
Net asset value	2.04%	8.96%	(2.86)%	12.15%	9.67%	11.04	%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,797	$1,902	$1,976	$2,159	$2,168	$2,126
Ratio to average net assets of:
Expenses(d)	.67	%^	.67%	.63%	.64%	.64%	.71%
Net investment income	4.55	%^	5.02%	4.74%	4.34%	5.00%	5.40%
Portfolio turnover rate.	25%	32%	107%	58%	67%	121%

See footnote summary on page 70.

ALLIANCEBERNSTEIN INCOME FUND •	69

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense and TALF administration fee, if applicable are .56%, .61%, .57%, .55%, .58%, and .60%, respectively. These expense ratios exclude net interest expense on borrowings of .11%, .06%, .06%, .09%, .06%, and .11%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2010 by 0.15%.

^	Annualized.

See notes to financial statements.

70	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of common stock of the Fund valued as follows:

(i)	If the shares of common stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of common stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of common stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

ALLIANCEBERNSTEIN INCOME FUND •	71

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

Proof of Share Ownership Required in Connection with Requests for Submission of Open-Ending Proposals to Annual Meetings of Stockholders Pursuant to Charter

The Fund’s charter provides that the Fund is required to submit to its stockholders a proposal to open-end the Fund if (i) the Fund’s shares trade on the NYSE at an average discount of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week, during the last 12 calendar weeks of any calendar year, and (ii) during such year the Fund receives written requests from the holders of at least 10% of the Fund’s outstanding shares that such open-ending proposal be submitted to the Fund’s stockholders. Under Maryland law, requests pursuant to this charter provision must be made by persons that are stockholders of record of the Fund on the date the proposal is submitted. However, if a stockholder submits a request pursuant to the charter provision and is not a record stockholder, the Fund will accept the request provided the stockholder submits, together with its request, proof that the stockholder is the beneficial owner of shares on the date of the request. The Fund may accept as proof a written statement verifying a stockholder’s beneficial ownership from the record holder of the Fund’s shares, such as, for shares held through The Depository Trust Company (“DTC”), a DTC participant that appears as the owner of such shares on DTC’s records. To the extent beneficially owned shares are held through a brokerage firm or other intermediary that is not a DTC participant or a direct record holder of the Fund’s shares, additional documentation demonstrating the chain of ownership to a DTC participant (or to a direct record holder) will be required to establish proof of beneficial ownership. This will normally require provision of two proof of ownership statements – one from the beneficial owner’s intermediary confirming ownership, and another from the DTC participant confirming such intermediary’s ownership. A list of DTC participants can be found at http://www.dtcc.com/client-center/dtc-directories.aspx.

72	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Income Fund, Inc. (“the Fund”) was held on April 16, 2015. A description of the proposals and number of shares voted at the Meeting are as follows:

1.	To elect three Directors for a term of three years and until his successor is duly elected and qualifies.

Class Three (term expires 2018)

	Voted For	Authority Withheld
Class Three (term expires 2018)
Common Shares:
Marshall C. Turner, Jr.	167,014,531	34,273,711
Garry L. Moody	167,337,078	33,951,164
Earl D. Weiner	166,837,791	34,450,451

2.	A non-binding stockholder proposal: for the Board of Directors to promptly consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value, and that if more than 50% of the Fund’s outstanding common shares are tendered, that the tender offer should be cancelled and that the Board should take the steps necessary to liquidate, merge or convert the Fund to an open-end mutual fund.

Voted For	Against	Abstain
64,508,309	58,518,105	2,654,683

ALLIANCEBERNSTEIN INCOME FUND •	73

Results of Stockholders Meeting

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1) D. James Guzy(1)	Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on May 18, 2015, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

74	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	75

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB Family of Funds

76	• ALLIANCEBERNSTEIN INCOME FUND

Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0615

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		Registrant Purchases of Equity Series*

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Maximum Number of Shares that May Yet Be Purchased Under the Program
7/1/2014 - 7/31/2014	1,825,993	$7.50	1,825,993	34,610,762
8/1/2014 - 8/31/2014	1,925,007	$7.51	1,925,007	32,685,755
9/1/2014 - 9/30/2014	2,326,633	$7.50	2,326,633	30,359,122
10/1/2014 - 10/31/2014	2,343,867	$7.54	2,343,867	28,015,255
11/1/2014 - 11/30/2014	2,845,690	$7.59	2,845,690	25,169,565
12/1/2014 - 12/31/2014	3,636,657	$7.52	3,636,657	21,532,908
1/1/2015 - 1/31/2015	1,927,552	$7.51	1,927,552	19,605,356
2/1/2015 - 2/28/2015	3,724,466	$7.49	3,724,466	15,880,890
3/1/2015 - 3/31/2015	3,790,290	$7.58	3,790,290	12,090,600
4/1/2015 - 4/30/2015	2,509,434	$7.75	2,509,434	9,581,166
5/1/2015 - 5/31/2015	220,500	$7.79	220,500	9,360,666
6/1/2015 - 6/30/2015	0	N/A	0	9,360,666

Total	27,076,089	$7.55	27,076,089

*	Share Repurchase Program - On June 25, 2014, the Fund announced that its Board of Directors had authorized the Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 21, 2015